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                                                                  EXHIBIT 23.1

                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Engineering Animation, Inc. Amended and Restated 1994 Stock Option Plan of our report dated January 17, 1997 with respect to the financial statements of Engineering Animation, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1996, filed with the Securities and Exchange Commission.


                                      /s/ ERNST & YOUNG LLP
                                      -----------------------------



Des Moines, Iowa
November 19, 1997